SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: May 18, 2001

                          Avid Sportswear & Golf Corp.
               (Exact Name of Registrant as Specified in Charter)


          Florida                    000-28321                88-0374969
          -------                    ---------                ----------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)


22 South Links Avenue, Suite 204, Sarasota, Florida             34236
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(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code:         (941) 330-8051
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




ITEM 5.  OTHER EVENTS.

         On May 9, 2001, Avid Sportswear & Golf Corp., a Nevada corporation (the "Company") received a letter from Levi Strauss & Co. ("Levi Strauss") providing notice of termination, effective May 9, 2001, of the Trademark License Agreement, dated May 10, 1999, between the Company and Levi Strauss, as a result of the Company's second quality and closeout or end of season sales being greater than 25.0% of the Company's total product sales during the year 2000. The Company is evaluating alternatives with respect to such termination.





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



                                  EXHIBIT INDEX



        Exhibit No.         Description                     Location
        -----------         -----------                     --------

        20.1                Termination Letter,             Provided herewith
                            dated May 9, 2001,
                            by Levi Strauss & Co.





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





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    MAY 18, 2001            AVID SPORTSWEAR & GOLF CORP.

                                 By:   /s/ Jerry L. Busiere
                                       ---------------------------------
                                 Name: Jerry L. Busiere
                                 Its:  Secretary



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



                                  EXHIBIT 20.1

                               LEVI STRAUSS & CO.
                               1155 BATTERY STREET
                             SAN FRANCISCO, CA 94111
May 9, 2001

Mr. Earl Ingarfield
Chairman
Avid Sportswear, Inc.
22 South links Avenue, Suite 204
Saratoga, FL  34236

Re:      Levi Strauss & Co.
         Avid Sportswear, Inc.
         Dockers(R) Brand - Trademark License Agreement

Dear Mr. Ingarfield:

         Pursuant to Section 13.2 of the Trademark License Agreement dated May 10, 1999 between Levi Strauss & Co. ("LS&CO.") and Avid Sportswear, Inc. ("Avid"), LS&CO. hereby provides notice of termination of the Agreement effective as of today's date, May 9, 2001.

         Under Section 13.1(e) of the Agreement, LS&CO. has the right to terminate the Agreement in the event Avid's Second Quality and closeout or end of season sales are greater than 25% of total Product sales during any one year. For the year 2000, Avid's Second Quality and closeout or end of season sales amounted to 62% of total sales. In that regard, LS&CO. is exercising its right to terminate the Agreement.

         Pursuant to the terms and conditions of the Agreement, Avid is required to:

o provide LS&CO. with a listing of all Licensed Products on hand or in process no later than May 19, 2001. LS&CO. will then notify Avid whether it desires to purchase the products or whether it authorizes Avid to sell the products to persons approved to purchase Products under Section 8 of the Agreement. Avid will have no more than 180 days after it submits the inventory of Products to sell the Products. The royalty rates set forth in Section 3.2 of the Agreement shall apply.

o cease use of the licensed Trademarks, except as required in connection with disposing the termination inventory as described above.


o discontinue the manufacture of Products under the License, except as required in connection with disposing the termination inventory as described above.

o        return all unused trademark sundries to LS&CO.

o pay to LS&CO. the Guaranteed Minimum Royalty of the second and third quarters of 2001 no later than June 7, 2001.
                                        ------------

         Should you have any questions, please contact me at (415) 501-4210.

Sincerely,

/s/Maryana Nichols
Maryana Nichols
Director Dockers(R) and Slates(R) Licensing

c:       Thomas M. Onda, Esq. - Levi Strauss & Co.
         Clayton Parker, Esq. - Kirkpatrick & Lockhart LLP - via facsimile (305) 358-7095


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